Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Ruth’s Hospitality Group, Inc. (the “Company”) for the quarter ended June 28, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Executive Vice President and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2015

By	/s/ Arne G. Haak
Arne G. Haak
Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc. (Principal Financial Officer)